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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                  -----------------

                                       FORM 8-K
                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1997


                                  -----------------


                             CONCENTRA MANAGED CARE, INC.
                (Exact name of Registrant as specified in its charter)

           DELAWARE                       000-22751                 04-3363415
       (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                                Identification Number)


      312 UNION WHARF
    BOSTON, MASSACHUSETTS                                               02109
    (Address of principal                                             (Zip code)
     executive offices)

         Registrant's telephone number, including area code:  (617) 367-2163

                                     NOT APPLICABLE
                     (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

    (a)  COMPLETION OF ACQUISITION OF OCCUPATIONAL MEDICAL CENTERS OF
         VENCOR, INC.

    On October 9, 1997, Concentra announced that it consummated the purchase of 16 occuptational medicine centers from Vencor, Inc. For additional information regarding the transactions comtemplated by such purchase, reference is made to the Press Release attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)   EXHIBITS
      --------
        99.1      Press Release of the Registrant dated October 9, 1997


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CONCENTRA MANAGED CARE, INC.
                                       (Registrant)



                                       By: /s/ Richard A. Parr II
                                          -------------------------------------
                                       Name:   Richard A. Parr II
                                       Title:  Executive Vice President and
                                                General Counsel

Date:  October 14, 1997


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                                  INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                    PAGE
-------                                                                   ----
99.1          Press Release of Registrant dated October 9, 1997